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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 22, 2000


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





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Item 5.  Other Events


On February 22, 2000, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter and year ended December 31, 1999. The financial information released is included herein. This information is summary in nature and should not be considered complete financial statements.


Item 7.    Exhibits

99         Financial Analyst Report - Fourth Quarter 1999




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SOUTHWEST GAS CORPORATION




Date: February 22, 2000                       /s/ EDWARD A. JANOV
                                         -----------------------------
                                                Edward A. Janov
                                         Vice President/Controller and
                                           Chief Accounting Officer